
                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                        MONTHLY PERIOD ENDING DECEMBER 31, 2002
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1998-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $101,654,057.78
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $  9,936,778.75
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $  2,281,004.20
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    625,000.00
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1998-A   Certificates                                                                $ 11,592,782.96
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1998-A  Certificates                                                                 $101,654,057.78
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1998-A -Certificates                                                          $          0.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $          0.00
                                                                                                        ---------------

9.          The excess, if any, of the Required Collateral Interest over the Collateral Interest        $          0.00
                                                                                                        ---------------

10.         The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 60,000,000.00
                                                                                                        ---------------

11.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $    827,156.25
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     58,093.75
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $     96,000.00
                                                                                                        ---------------

12.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $          0.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $          0.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $          0.00
                                                                                                        ---------------

13.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $    827,156.25
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     58,093.75
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $     96,000.00
                                                                                                        ---------------

14.         To the knowledge of the undersigned, no Series 1998-A Pay Out Event or Trust Pay Out
            Event has occurred except as described below:
            None

          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  10th  day  of  January,  2003.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER



          By:  /s/  R.  Brian  Rozelle
          ----------------------------
          Name:     R.  Brian  Rozelle
          ----------------------------
          Title:    Assistant  Vice  President
          ------------------------------------